Corporate Presentation May 2022 Exhibit 99.1

Forward Looking Statements These slides contain forward-looking statements and information relating to DICE Therapeutics, Inc. within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995. You should not place undue reliance on forward-looking statements, as these statements are based upon our current expectations, forecasts, and assumptions and are subject to significant risks and uncertainties. Any statements contained herein or provided orally that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “plan,” “expect,” “predict,” “potential” and similar expressions that convey uncertainty of future events or outcomes, although not all forward-looking statements contain these words. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our future financial performance, business plans and objectives, timing and success of our planned development activities, our ability to obtain regulatory approval, the potential therapeutic benefits and economic value of our product candidates, potential growth opportunities, competitive position, industry environment and potential market opportunities, and the impact of the COVID-19 pandemic on our business and operations. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. These factors, together with those that are described in under the heading “Risk Factors” contained in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) on November 12, 2021, may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. Statements, including forward-looking statements, speak only to the date they are provided (unless an earlier date is indicated). We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this prospectus to conform these statements to actual results or to changes in our expectations, except as required by law. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. These slides also contain estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

Focus: development of oral small molecule medicines against biologically and often commercially validated targets in immunology Technology: using DELSCAPE platform to disrupt protein-protein interfaces that enables medicinal chemistry on a massive scale Team: seasoned R&D leaders with demonstrated track records progressing programs from hit-to-lead discovery through regulatory approval Pipeline: four programs, each targeting multi-billion-dollar opportunities Oral IL-17 Franchise: DC-806 (S011806) in Phase 1 with key proof-of-concept readout in psoriasis patients expected mid-2022; DC-853 nominated as Novel Scaffold 1 development candidate in 4Q21

MANAGEMENT BOARD Experienced team of drug-hunters J. Kevin Judice, PhD Founder & Chief Executive Officer Scott Robertson, MBA Chief Business & Financial Officer Tim Lu, MD / PhD Chief Medical Officer John Jacobsen, PhD Chief Scientific Officer Charon Spencer Chief Human Resources Officer Mary Riley, JD General Counsel Richard Scheller, PhD Chairman Shaan Gandhi, MD, DPhil J. Kevin Judice, PhD James Scopa, JD, MBA Jake Simson, PhD Sharon Tetlow, MBA Lisa Bowers, MHSA Mittie Doyle, MD, FACR

DICE pipeline overview

DICE Therapeutics

Program	Indication(s)	Program stage (Discovery / Preclinical / Phase 1 / Phases 2/3)	Anticipated Milestones	Rights
Oral IL-17 Franchise	Psoriasis & Other IL-17 Mediated Chronic Immunology Indications	Lead: DC-806 (S011806)	P1 PoC data mid-2022	DICE Therapeutics
		Fast Follower: DC-853	P1 PoC data 2023	DICE Therapeutics
		Novel Scaffold Program #2	Dev. Candidate 2022	DICE Therapeutics
Oral Integrins	Inflammatory Bowel Disease	Oral $\alpha_4\beta_7$	Dev. Candidate 2022	DICE Therapeutics
	Fibrosis	Oral $\alpha_V\beta_X$	Dev. Candidate 2023	DICE Therapeutics
Oral PD-L1 *	Immuno-oncology	Oral PD-L1	IND filing 2023	DICE Therapeutics
Discovery Programs		*Use DELSCAPE to prosecute validated immunology PPI Targets*	New target screen 2022	DICE Therapeutics

* DICE will regain rights to the oral PD-L1 program no later than July 2022. Anticipated milestones subject to change following receipt and analysis of data package from Sanofi.

5

Our Approach and the DELSCAPE Platform

The DICE Approach: Successfully applied to ongoing programs with opportunities to do it again Target validation (e.g. marketed biologic) Clear market opportunity for an oral drug Overlap with DICE biological expertise in immunology Opportunity DELSCAPE Dimeric or trimeric Small molecule binding site at dimer or trimer interface Chemical starting points for incorporation into DEL libraries Target-specific DEL libraries Proprietary panning to accurately predict potency and to identify functional inhibitors Medicinal chemistry on a massive scale FcRn Feasibility known binders DELSCAPE: Medicinal chemistry on a massive scale Focused chemical space High signal to noise Results: rich, quantitative dataset Approximately one million compounds customized, target-specific DNA encoded libraries (DEL) Target-specific building block Target panning: multiple conditions evaluated in parallel and results integrated into unified metrics

Focused libraries provide better signal to noise and accelerate the hit-to-lead phase of drug discovery Large chemical space Poor signal to noise Results: tend to be binary with “hit” or “no hit” Large multi-billion compound all-purpose libraries with maximum diversity used to find “hits” or binders to target Industry Standard Use of DEL DELSCAPE Customized, target-specific hundred thousand to a million-compound library Focused chemical space Improved signal to noise Results: rich, quantitative dataset

Oral IL-17 MoA: blocking the same step as the antibodies via allosteric binding event IL-17 AA + DICE COMPOUND IL-17 AA + RECEPTOR APO IL-17AA Homodimer IL-17 Pocket X Structural shift required for binding to receptor Open Closed Open SM inhibitor holds pocket open, preventing binding to receptor X

DELSCAPE provided valuable direction to oral IL-17 franchise

IL-17A-FOCUSED DNA ENCODED LIBRARY

- Proprietary approach to library panning gives sensitive and specific measure of binding affinity
- High affinity for IL-17A, low affinity for IL-17A receptor complex indicates mutually exclusive binding
  → identifies **FUNCTIONAL** inhibitors


Binding to IL17/Receptor Complex
Binding to IL17 alone

			Function	
Compound	Description	Binding K_D (nM)	ELISA IC_{50} (nM)	Cellular IC_{50} (nM)
DX-866645	DEAD END	3	140	~ 10,000
DX-795780	Early Lead	140	170	500
DC-806	Candidate	1.4	43	12

11

Small molecule-mediated PPI disruption applicable to a variety of biologic targets DICE Portfolio Potential New Targets TNFα FcRn PD-L1 IL-12/23 IL-17A TSLP αVβ6 α4β7

Oral IL-17 Franchise

DICE Therapeutics

Oral IL-17 franchise highlights

DICE
Oral IL-17 Franchise

- ✓ ***Significant opportunity*** *for an oral inhibitor of the IL-17, a* ***clinically and commercially validated*** *target*
- ✓ ***Franchise approach in pursuit of best-in-class compound****, enabled by richness of chemical diversity from DELSCAPE*
- ✓ ***Maintaining strategic plan*** *to advance multiple candidates into clinical development*
- ✓ *Phase 1 study of DC-806 in healthy volunteers and psoriasis patients underway, seeking to obtain* ***clinical proof of concept data in mid-2022***
- ✓ ***Fast follower development candidate nominated****; DC-853 has differentiated potency and exposure profile*

14

Opportunity for more effective oral medicine in psoriasis: Combining Cosentyx’s benefit with Otezla’s convenience Despite patients and physicians’ preference for oral therapy, the IL-17 biologics (injectables) are projected to exceed $7.0 billion in sales by 2026 in psoriasis alone Including other approved indications2, IL-17 biologics are projected to surpass $11.0 billion in sales by 2026 Despite an inferior efficacy and safety profile to approved injectables, Otezla (oral) generates substantial revenue and was acquired by Amgen for $13.4 billion in Q4 2019 Per Evaluate Pharma Other approved IL-17 indications include psoriatic arthritis, ankylosing spondylitis, non-radiographic axial spondyloarthritis Opportunity IL-17 (injectable) PDE4 (oral) Est. Otezla (PsO), Forecast, USD Millions 1 Est. IL-17 mAb (PsO) Forecast, USD Millions 1

DICE Therapeutics

IL-17 inhibition: Superior mechanism in psoriasis

PASI-75 Efficacy at Primary Endpoint [1]



Placebo rates
injectables
orals
% PASI 75
100
80
60
40
20
0
29 - 33
5 - 6
23 - 28
54 - 59
9 - 13
44 - 46
71 - 80
7 - 19
61 - 64
77 - 90
2 - 7
72 - 87
PDE4
TYK2
TNFα
IL-17

IL-17 primary endpoint at week 12 vs other mechanisms of action at week 16 **suggest faster onset of efficacy for IL-17 mechanism**

Target Product Profile

Base Case	Upside Case
✓ Humira-like efficacy	✓ Cosentyx-like efficacy
✓ Clean safety profile	✓ Clean safety profile
Potential Best Oral in Psoriasis	***Potential Best Drug in Psoriasis***

Safety Profile

- ✓ Extensive safety experience with anti-IL 17 antibodies
- ✓ Clean IL-17 safety profile provides DC-806 an opportunity to differentiate on TB monitoring
- Unclear how FDA will view TYK2 inhibitors given concerns around the JAKi class of drugs

1. IL-17 trials (FIXTURE & UNCOVER-2), TNF-α trials (REVEAL & CHAMPION), TYK2 trials (POETYK PSO-1 & POETYK PSO-2), PDE4 trials (ESTEEM-1 & ESTEEM-2)

16

IL-17 is a dimeric cytokine with three isoforms (IL-17 AA, AF, and FF) that play a role in disease pathogenesis Most inflammatory Least inflammatory IL-17 FF IL-17 AF IL-17 AA

Neutralization of IL-17 bioactivity in vitro DC-806 matches Cosentyx inhibition of human IL-17 bioactivity in vitro Human Th17 cell assay models human in vivo environment by measuring inhibition of all three isoforms (AA, AF, FF) of endogenous human IL-17 In this assay, DC-806 demonstrated similar potency and degree of inhibition in a head-to-head comparison with Cosentyx Compound IC50 (nM)* Cosentyx 0.6 DC-806 5.8 Human TH17 primary cell culture HEK-blue IL-17 reporter cells Transfer supernatant containing IL-17 AA, AF, FF Add inhibitors Measure IL-17 bioactivity *average of n=4 donors

Potential best-in-class oral IL-17:

DC-806 inhibits both IL-17AA and IL-17AF human isoforms

TH17 assay: Importance of IL-17 AA and AF inhibition



% bioactivity
100
80
60
40
20
0
10^{-3}
10^{-1}
10^{1}
10^{3}
[compound] (nM)
DC-806
DC-806 + anti IL-17FF
DX-891126
DX-891126 + anti IL-17FF
COSENTYX
maximum activity
Incomplete
inhibition
Addition of
anti-IL-17FF

- The TH17 assay closely models human *in vivo* environment with all three IL-17 isoforms and detects incomplete inhibition
- DX-891126 is only potent against the IL-17 AA isoform

Representative oral compounds without IL-17 AF potency fail to achieve Cosentyx-like inhibition



% Inhibition relative to Cosentyx
120
110
100
90
80
70
DC-806
DX-891126
DX-760191
DX-805181

Compound	IL-17AA potency (nM)	IL-17AF potency (nM)
Cosentyx	0.5	8.2
DC-806	5.7	130
DX-891126	28	>10,000
DX-760191	80	6,800
DX-805181	61	>10,000

- DC-806 demonstrated potency against **both IL-17 AA and AF isoforms**
- Compounds that only inhibit IL-17 AA (and not IL-17 AF) fail to match Cosentyx maximal inhibition

19

DICE Therapeutics

IL-17 biologics define the optimal isoform inhibitory profile

IL-17 AA and AF inhibition** contributes to a **desirable efficacy and safety profile** as demonstrated by **Cosentyx



IL-17 AA
IL-17 AF
IL-17 FF
Most inflammatory
Least inflammatory

Asset	Company	Inhibition			PASI 75 [1]	PASI 100 [1]	Safety
		AA	AF	FF			
Marketed / Late-Stage IL-17 Biologics (Injectables)							
Cosentyx	NVS	✓	✓	✗	81-91%	46-49%	Strong safety profile
Bimekizumab	UCB	✓	✓	✓	89-93%	62-67%	~19% rate of oral candidiasis (6x higher)

*Bimekizumab P3 data suggest IL-17 FF inhibition provides a modest increase in efficacy but appears to come at a **cost to safety***

1. Reich et al., NEJM, 2021 ; Head-to-head trial of bimekizumab vs. secukinumab (Cosentyx) statistically significantly different for PASI 100

20

DC-806 matches IL-17 antibody activity *in vivo* at exposures that will be explored in the Phase 1 clinical trial

DICE Therapeutics

- The **role of IL-17 inhibition in treating human psoriasis has been validated** through the clinical experience with marketed IL-17 antibodies
- The data demonstrated that **DC-806 can match the maximal therapeutic effect of an IL-17 monoclonal antibody**[1] in an *in vivo* model of IL-17-driven inflammation
- Based on **strong in vitro / in vivo PK correlation** across multiple species (mice, rats, dogs, cynos) and GLP safety studies, we believe **biologic-like therapeutic levels of DC-806 can be achieved** in humans with comfortable safety margins disease, vehicle
50 mg/kg BID DC-806; > IC_{50} at trough
100 mg/kg BID DC-806; > IC_{90} at trough
20 mg/kg anti-IL-17
no disease vehicle
ankle thickness (mm) mean +/- SEM
Study day
6
7
8
9
10
11
10
12
14
16
18
Maximal effect of anti-IL-17 antibody

IL-17 mediated inflammation plays a significant role in the rat CIA model, a high-bar* efficacy model, which uses ankle thickness as a measure of inflammation

*Wong et al., J Pharmacol Exp Ther (2019) **369,** 406–418

[1] Cosentyx does not cross-react w/ rat IL-17, so a surrogate IL-17 monoclonal antibody with similar in vitro potencies against rat IL-17 isoforms was used

21

GLP safety studies provided comfortable safety margins to explore target exposure levels in Phase 1

DICE Therapeutics

- No-observed-adverse-effect level (NOAEL) in 28-day GLP studies set by weight loss
- Safety factors calculated by comparing lowest preclinical NOAEL with predicted human pharmacokinetics

Target Trough Coverage	Safety Factor	
	C_{max}	AUC
Low dose cohort (>IC_{50})	~ 240	~ 50
High dose cohort (>IC_{90})	~ 30	~ 6

Components of Phase 1-enabling package
28-day rat general toxicology
28-day dog general toxicology
Dog cardiorespiratory assessment
In vitro hERG inhibition assay
In vitro micronucleus assay
In vivo micronucleus assessment
Ames bacterial reverse mutation assay

22

DC-806 Phase 1 study aims to demonstrate proof of concept in psoriasis patients

DICE Therapeutics

DC-806 Phase 1 Overview



Healthy Volunteers
Psoriasis Patients (4 weeks)
SAD
MAD
P1c
X mg
X mg
X mg
X mg
X mg
X mg
Food Effect
Dose 1 x 7-10d
Dose 2 x 7-10d
Dose 3 x 7-10d
Dose 4 x 7-10d
High Dose: *15 pts (2:1 active to pbo)*
Low Dose: *15 pts (2:1 active to pbo)*
Low dose cohort targeting coverage of IC50 at trough
High dose cohort targeting coverage of IC90 at trough

Results from full Phase 1 study (SAD / MAD / P1c in PsO pts) expected mid-2022

Phase 1c Key Design Elements

Baseline Patient Characteristics

- Patients requiring systemic therapy (minimum 3% BSA)
- Includes mild-moderate patients with no prior exposure to systemic therapies
- Excludes patients with psoriasis restricted to scalp, palms, soles and face

Measures of Clinical Activity

- Evaluating PASI scores, the approvable endpoint,
  - ***Key focus**: **Mean Change (%) in PASI** **from Baseline after 28 days***
- Measuring serum and tissue IL-17 biomarkers, as well as histological changes
- P1c not powered for statistical significance

23

DICE
Therapeutics

IL-17 is the pathogenic driver of psoriasis:

Enables study of mild to moderate patients for PoC

Levels of IL-17 Similar Across PsO Severity Spectrum

- Psoriasis disease severity is primarily segmented based on body surface area
- The IL-17 cytokine is the primary driver of psoriatic disease across mild, moderate, and severe patient segments


T_H17 axis: IL-17 and IL-17 regulated inflammatory cytokines
IL-17A
IL-17F
Log mRNA/HARP
15
10
5
0
*
Mild
Severe

Quantified levels of the IL-17* inflammatory cytokine in the skin are similar or higher in patients with mild psoriasis in comparison to patients with severe disease [1]

*Cytokine mRNA levels are quantified by RT-PCR [1]

Clinical Activity Consistent Across PsO Severity Spectrum

In multiple studies utilizing different agents and mechanisms, consistent clinical activity was observed across mild and severe psoriasis

Cosentyx [2]


Pbo rates
PASI-75 at week 12
% Patients (PASI 75)
100
75
50
25
0
73
73
77
5
72
Mild PsO
Mod / Sev PsO

Otezla [3]


Change (%) in PASI at week 16
Mean (%) Change in PASI
80
60
40
20
0
54
8
46
52
16
35
Mild / Mod PsO
Mod / Sev PsO

Bimekizumab [4]

Small proof-of-concept study (n=6 per arm) in mild/mod patients predicted treatment effect in larger P2b study (n=~40 per arm) in mod/sev patients

1. Kim et al., *Journal of Investigative Dermatology.* 2016
2. Cosentyx: Mild PsO study (NCT03131570) | Mod/sev PsO study (FIXTURE)
3. Otezla: Mild/mod PsO study (ADVANCE) | Mod/sev PsO study (ESTEEM-1, ESTEEM-2)
4. Bimekizumab: Mild/mod PsO study (Glatt et al. *Br J Clin Pharmacol.* 2017) | Mod/sev PsO study (Papp et al. *J Am Acad Dermatol.* 2018)

24

Mean change (%) in PASI from baseline endpoint enables interpretable PoC study

DICE Therapeutics

Key PASI Endpoint Dependent on Size & Duration of Study



Size of study
Large P2 / P3 study
Small PoC Study
Endpoint of focus in DICE P2b / P3
% PASI 75
Mean change (%) in PASI
Endpoint of focus in DICE P1c
4 weeks
12 weeks
Duration

- ***Mean change (%) in PASI*** from baseline is **optimal for smaller and shorter duration studies**:
  - Provides clear signal vs pbo in short period of time, as seen with other therapies studied in psoriasis
- Categorical endpoints, such as ***% PASI 75***, are more appropriate assessments of patient outcomes in **larger and longer duration studies**

Cosentyx (AIN457) PoC study enrolled 18 patients and demonstrated rapid, robust clinical activity utilizing mean change in PASI endpoint at week 4 [1]



Panel 1
Placebo
AIN457 3 mg/kg
Mean PASI
24
20
16
12
8
4
0
1
2
3
4
5
6
8
12
Week



Week 0
PASI = 18.2
IGA = 4 (severe)

Week 4
PASI = 8.3
IGA = 2 (mild)



1. Adapted from *Heuber et al., SciTransMed 2010*

25

Phase 1c is signal seeking study; maximal effect and optimal dosing to be determined in phase 2/3 studies 150 mg each injection 0 4 8 12 % PASI 75 Mean Change (%) PASI 10.3% 72.4% Not Available Phase 3 Efficacy Data at Week 4 by Mechanism 1 Cosentyx P2b Cosentyx P3 0 4 8 12 150 mg each injection % PASI 75 Mean Change (%) PASI Dose Optimization Affects Speed of Onset; Peak Efficacy Requires Longer Treatment Four-week study ideal to determine clear proof-of-concept signal; however, not possible to extrapolate to peak efficacy Dose optimization to occur in P2b / P3 studies Loading dose optimized in P3 23.5% 67.1% ~50% 4-week data above is from Phase 3 registrational trials with optimized dosing profiles IL-17 trial (FIXTURE), TNF-α trials (REVEAL & CHAMPION), TYK2 trial (POETYK PSO-1), PDE4 trials (ESTEEM-1 & ESTEEM-2), Placebo rates pooled from CHAMPION, REVEAL, ESTEEM-1, ESTEEM-2, POETYK PSO-1 registrational psoriasis trials Cosentyx P2b NCT:NCT01071252 | Cosentyx P3 NCT: NCT01365455 | Note: PASI 75 scores at 4 and 12 weeks are pbo-adjusted injectables orals 2 N = 4712 N = 1257 N = 666 N = 1483 N = 1306

Single dose ranging Phase 2b unlocks other sizeable indications

DICE Therapeutics

Phase 1

DC-806 Early Clinical Development Plan

- SAD / MAD
- 1c (Patients)

P2 Go Criteria

- PK/Safety consistent with TPP
- Clinical/Biomarker Activity

Phase 2

- Psoriasis Phase 2b Dose-Ranging Trial

Late-Stage Development

IL-17 Antibody Approved Indications	IL-17 Antibody Current Phase 3 Indications[b]
Psoriasis (Head-to-head[a])	Hidradenitis Suppurativa *(2022)*
Psoriatic Arthritis	Giant Cell Arteritis *(2024)*
Ankylosing Spondylitis	Lichen Planus *(2025)*
Non-radiographic Axial Spondyloarthritis	Lupus Nephritis *(2026+)*
Juvenile Idiopathic Arthritis	

*Total market opportunity for IL-17 antibody **approved** indications represents*

1. Per Evaluate Pharma

[a] *versus Otezla or TYK2i (if approved with unrestricted use)*
[b] *Cosentyx P3 studies*

27

Executing stated franchise strategy: fast follower DC-853 has differentiated properties

DICE Therapeutics

More potent in vitro

IC_{50} (nM) for IL-17 signaling in cells

Compound	Purified recombinant cytokines		TH_{17} Cell supernatant
	IL-17AA	IL-17AF	
DC-806	5.7	130	5.8
DC-853	3.0	25	2.3

More potent in vivo

Ankle thickness in rat collagen-induced arthritis model



ankle thickness (mm) mean +/- SEM
Study day
no disease vehicle
disease, vehicle
DC-853 6.25 mg/kg BID
DC-853 25 mg/kg BID
DC-806 100 mg/kg BID
20 mg/kg anti-IL-17

Projected greater human exposure

Projected human PK for equivalent QD doses of DC-853 and DC-806



Concentration, ng/mL
Time (days)
DC-853, x mg QD
DC-806, x mg QD

- The DICE Oral IL-17 Franchise strategy involves the **advancement of multiple oral IL-17 compounds into clinical development**
- DC-853 is a differentiated fast follower molecule with improved potency and metabolic stability to support **projected therapeutic benefit at lower doses**
- DC-853 entering GLP safety studies; Phase 1 trials results anticipated 2023

28

Additional Pipeline Programs

Opportunity for oral α4β7 inhibitor: target indication IBD, validation via clinical & commercial success of Entyvio Fiscal year 2020 sales of approximately $3.9 billion for Entyvio1 demonstrate the magnitude of the potential opportunity in IBD Entyvio, an injectable anti-α4β7 mAb, is approved for the treatment of UC and CD Leveraging DELSCAPE, we have identified oral small molecule antagonists that share a similar selectivity profile to Entyvio, which demonstrates selectivity for α4β7 over α4β1 Entyvio, Sales (USD Millions) 1. Per Evaluate Pharma

α4β7 integrin antagonists for IBD Potent and selective lead compounds; opportunity to replace Entyvio® Novel scaffold identified and lead optimization in progress Identified compounds with excellent potency for α4β7 and selectivity against α4β1 in functional assay Currently prioritizing oral bioavailability Compound Cell adhesion assay α4β7 IC50 (nM)  α4β1 IC50 (nM)  Selectivity α4β7 / α4β1 DX-819511 2.2 2300 1000x DX-819511 Cell adhesion (% of control)

Clinical and commercial opportunity for oral $\alpha_V\beta_X$ inhibitors in IPF

DICE Therapeutics

- Unmet need for therapies which delay progression and improve long term outcomes in IPF and other fibrotic diseases
- Increased expression of $\alpha_V\beta_1$ and $\alpha_V\beta_6$ has been observed in patients with IPF and these integrins have been demonstrated to increase activation of TGF-β, a pro-fibrotic mediator
  - Preclinical efficacy models suggest targeting $\alpha_V\beta_1$ and/or $\alpha_V\beta_6$ may be beneficial[1,2]
- Despite a modest effect on delaying the progression of IPF, the two FDA approved therapies (pirfenidone and nintedanib) generated **over $3.5 billion** in global revenue in 2020
- DICE program provides optionality around integrin selectivity as the optimal selectivity profile has not yet been established in the clinic

PET imaging shows increased expression of $\alpha_V\beta_6$ in IPF patients[3]


R-L
R-L

1. Reed et al., *SciTranslMed* 2015
2. Horan et al., *Am J Respir Crit Care Med.* 2008
3. Kimura et al. *Nature Communications.* 2019

32

DICE
Therapeutics

DELSCAPE identifies structural features that drive selectivity

- DELSCAPE generated a library of roughly 2 million compounds directed against α_V-integrins with **clear and actionable SAR**
- Selectivity ranged from **78-fold β_6-selective** to **120-fold β_1-selective** (~9,000-fold difference)


αVβ6 signal
αVβ1 signal

Compound	ELISA IC_{50} (nM)		$\alpha_V\beta_6$ Selectivity
	$\alpha_V\beta_1$	$\alpha_V\beta_6$	
DX-264908	0.63	0.52	1.2
DX-453645	21	0.38	55
DX-419488	0.6	3.4	0.18

- Plotted here is a subset of 22,000 compounds that all contain a well-established α_V binding domain (green triangle*)


Potent binder*
Selectivity
Fine tuning

- DELSCAPE identifies key structural features that can direct selectivity: **β_6-selective**, **balanced**, **β_1-selective**

33

αvβx integrin antagonists for fibrotic disease Potent and orally bioavailable inhibitors identified ID Series ELISA Assay IC50 (nM) αVβ6 αVβ1 αVβ3 αVβ8 PLN-74809 -- 0.2 0.2 130 1.0 DX-804345 β6-selective 0.5 7 3 4 DX-445309 β1 / β6-selective 0.6 0.2 >1000 8 DX-518846 β1 / β3-selective >1000 0.2 0.3 >1000 DELSCAPE identified multiple lead series, which provide options for differentiation Most advanced compounds have demonstrated oral bioavailability in rats Near term objective is optimization of at least two series with distinct selectivity profiles Pharmacokinetics of DX-804345 in Rat Orally bioavailable: 49% F

DICE to regain rights to small molecule PD-L1 inhibitors discovered using DELSCAPE DICE will regain worldwide rights from Sanofi to the previously partnered oral immuno-oncology program, small molecule PD-L1 inhibitors discovered using DELSCAPE DICE oral inhibitors induce the dimerization and internalization of PD-L1 PD-L1 target clinically and commercially validated through antibody therapies: Small Molecule Rationale Small Molecule Approach to Commercially Validated PD-L1 Immuno-oncology Target Potentially better tissue and membrane penetration than an antibody, which may be beneficial in solid tumors Shorter half-lives may enable more rapid alleviation of treatment related adverse events when compared to antibody Opportunity for oral-oral combination therapies Improved ease of dosing and reduces need for in-office visits Approved PD-L1 antibodies generated $6.4 billion in sales in 2021 1 1. Per Evaluate Pharma

Summary

Potential value creation over next 24 months Q2 Q3 Q4 Q1 Anticipated Events in 2022 Products 2023 Oral IL-17 Franchise DC-806 DC-853 (Fast-follower) Novel Scaffold Program #2 Oral Integrins Partnership Oral PD-L1* Topline Phase 1 PoC data: Includes P1 a/b (SAD/MAD) and P1c (PsO) data Nominate Development Candidate Phase 1 PoC Oral α4β7: Nominate Development Candidate Oral αVβX: Nominate Development Candidate IND Filing ML predictions and confirmatory assay results on first target Discovery Programs New Program: Target Selection * DICE will regain rights to the oral PD-L1 program no later than July 2022. Anticipated milestones subject to change following receipt and analysis of data package from Sanofi.

Turning the tide in immunology – Two broad developments are anticipated over the five years that could re-shape the immunology market significantly. The first is the advent of potentially more efficacious oral medications with “cleaner” side-effect profiles…” 1 “ Claims data and physician feedback suggest under penetration of biologics and novel oral agents among moderate/severe patients… There is strong demand for oral agents, which we view as potentially expansionary for end markets” 2 “ Morgan Stanley Research, Specialist Prescribing Dynamics: Focus on Immunology, 17-APR-2019 Credit Suisse Research, Will Autoimmune/Inflammatory Markets Continue to Grow?, 03-APR-2019 investors@dicetx.com